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                                                                   EXHIBIT 10.23


                          REGISTRATION RIGHTS AGREEMENT


     This Registration Rights Agreement ("Agreement") is entered into as of the 29 day of January, 1996 by and between Total Control Products, Inc., an Illinois corporation ("TCP") and John Sheridan ("Investor").

                              PRELIMINARY STATEMENT

     Pursuant to the Merger Agreement (the "Investment Agreement") by and between TCP, Investor, and various other parties dated as of the date hereof, as partial consideration for the consummation of the transaction contemplated by the Investment Agreement (the "Merger"), Investor has received 50,001 shares of common stock, no par value per share, of TCP ("Common Stock"). Investor's agreement to receive such shares of Common Stock upon consummation of the Merger is on the condition that TCP agree to certain terms and conditions related to the registration of securities of TCP, as set forth in this Agreement.

                              TERMS AND CONDITIONS

     In consideration of the mutual covenants and agreements contained in this Agreement and the Investment Agreement, and intending to be legally bound, the parties hereto agree as follows:

     SECTION 1.0. DEFINITIONS. As used in this Agreement, the following terms have the meanings indicated below or in the referenced sections of this Agreement.

     "Common Stock": TCP's Common Stock, without par value, as the same may be constituted from time to time.

     "Employment Agreement": That certain Employment Agreement dated as of the date hereof between Tara Products, Inc. and Investor.

     "Exchange Act": The Securities Exchange Act of 1934, as amended from time to time.

     "Initial Public Offering": The first primary offering of Common Stock by TCP registered pursuant to the Securities Act.

     "Person": An individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, and a government entity or any department, agency, or political subdivision thereof.

     "Piggyback Registration":  See SECTION 3.0(a).


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     "Registrable Securities":  The 50,001 shares of Common Stock to be received by Investor pursuant to the Investment Agreement and any other shares of Common Stock acquired by Investor after the date hereof, including without limitation, any additional shares of Common Stock received by Investor pursuant to the terms of the Investment Agreement and pursuant to the terms of the Employment Agreement.

     "Registration Expenses":  See SECTION 6.0.

     "Restricted Securities": The Registrable Securities, subject to the provisions of SECTION 2.0(a).

     "SEC":  The United States Securities and Exchange Commission.

     "Siemer Agreement": That certain Registration Rights Agreement dated as of December 16, 1993 between TCP and A.B. Siemer.

     "Securities Act": The Securities Act of 1933, as amended from time to time.

     "Underwritten registration or underwritten offering": A registration in which securities of TCP are sold pursuant to a firm commitment underwriting.

     SECTION 2.0.   SECURITIES SUBJECT TO THIS AGREEMENT.

     (a) REGISTRABLE SECURITIES. The securities entitled to the benefits of this Agreement are those Registrable Securities that are Restricted Securities. A Registrable Security ceases to be a Restricted Security when
(i) it is registered under the Securities Act and disposed of in accordance with the registration statement covering it, or (ii) it is sold or transferred in accordance with the requirements of Rule 144 (or similar provisions then in effect) promulgated by the SEC under the Securities Act ("Rule 144").

     (b) HOLDERS OF REGISTRABLE SECURITIES. A Person is deemed to be a holder of Registrable Securities whenever that Person owns, directly or beneficially, or has the right to acquire Registrable Securities, disregarding any legal restrictions upon the exercise of that right.

     SECTION 3.0.   PIGGYBACK REGISTRATIONS.

     (a) RIGHT TO PIGGYBACK. If at any time after the second year anniversary of the date hereof, TCP proposes to register any of its securities under the Securities Act (except for the registration of securities on Form S-4 or to be offered pursuant to an employee benefit plan on Form S-8 or any successor forms then in effect) (a "Piggyback Registration"), it will so notify in writing all holders of Registrable Securities not later than the earlier to occur of (i) the 5th day following TCP's receipt of notice of exercise of demand registration rights, or (ii) 30 days prior to the anticipated filing date. Subject to the provisions of SECTIONS 3.0(b) and the terms and provisions of the Siemer Agreement, TCP will include in the Piggyback Registration all Registrable Securities with respect to which TCP


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has received written requests for inclusion within 15 business days after the applicable holder's receipt of TCP's notice. The holders of Registrable Securities may withdraw all or any part of the Registrable Securities from a Piggyback Registration at any time before the printing of the preliminary prospectus relating to the Piggyback Registration. All Persons whose securities are included in the Piggyback Registration must sell their securities on the same terms and conditions as apply to the securities being issued and sold by TCP or, if TCP is not issuing and selling shares, the person who initiated the Piggyback Registration.

     (b) PRIORITY ON REGISTRATIONS. If a Piggyback Registration is an underwritten registration on behalf of TCP and the managing underwriters give TCP their written opinion that the total number or dollar amount of securities requested to be included in the registration exceeds the number or dollar amount of securities that can be sold, TCP will include the securities in the registration in the following order of priority: first, all securities TCP proposes to sell; second, up to the full number or dollar amount of Registrable Securities requested to be included in the registration pursuant to the terms of the Siemer Agreement (allocated pro rata among the holders of Registrable Securities under the Siemer Agreement on the basis of the dollar amount or number of Registrable Securities under the Siemer Agreement requested to be included); third, up to the full number or dollar amount of Registrable Securities requested to be included in the registration pursuant to the terms of this Agreement (allocated pro rata among the holders of Registrable Securities under this Agreement on the basis of the dollar amount or number of Registrable Securities under this Agreement requested to be included) and fourth, any other securities (provided they are of the same class as the securities sold by TCP) requested to be included, allocated among the holders of the securities in such proportions as TCP and those holders may agree.

     (c) SELECTION OF UNDERWRITERS. If any Piggyback Registration is an underwritten offering, TCP will select the investment banker(s) and manager(s) that will administer the offering and shall enter into a customary underwriting agreement with the investment banker(s) and manager(s).

     (d) OTHER REGISTRATIONS. TCP agrees that after filing a registration statement with respect to Registrable Securities pursuant to this SECTION 3.0 that has not been withdrawn or abandoned, TCP will not register any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act, whether on its own behalf or at the request of any holder of those securities, until at least three months has elapsed from the effective date of the previous registration. This three-month hiatus does not apply to registrations of securities to be issued in connection with employee benefit plans, to permit exercise or conversions of previously issued options, warrants, or other convertible securities.

     SECTION 4.0.   HOLDBACK AGREEMENTS.

     (a) RESTRICTIONS ON PUBLIC SALE BY SECURITIES HOLDERS. Each holder of Registrable Securities agrees not to make any public sale or distribution of equity securities of TCP (except as part of the underwritten registration), including a sale pursuant to Rule 144 under the Securities Act, during the seven days prior to and the 90 days after the effective date of any underwritten registration


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of securities by TCP (or such longer period not to exceed 180 days as the
Underwriters may require) unless the managing underwriters agree otherwise.

     (b) RESTRICTIONS ON PUBLIC SALE BY TCP AND OTHERS. TCP agrees not to make any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for its equity securities, including a sale under Regulation D of the SEC or under any exemption of the Securities Act (except as part of the underwritten registration or pursuant to registrations on Form S-8 or Form S-4 or any successor forms), during the seven days prior to and the 90 days after the effective date of any underwritten registration of securities by TCP unless the managing underwriters agree otherwise. TCP also agrees to use its reasonable best efforts to cause each holder of its privately placed equity securities, or any securities convertible into or exchangeable or exercisable for its equity securities (other than Registrable Securities), purchased from TCP at any time on or after the date of this Agreement to agree not to make any public sale or distribution of those securities, including a sale pursuant to Rule 144 (except as part of the underwritten registration, if permitted), during the seven days prior to and the 90 days after the effective date of the registration unless the managing underwriters agree otherwise.

     SECTION 5.0.   REGISTRATION PROCEDURES.

     (a) Whenever the holders of Registrable Securities request the inclusion of any Registrable Securities in a registration statement to be filed pursuant to this Agreement, TCP shall use its reasonable best efforts to register and to permit the sale of the Registrable Securities in accordance with the intended method of disposition. To carry out this obligation, TCP shall:

          (1) prepare and file with the SEC a registration statement on the appropriate form and use its reasonable best efforts to cause the registration statement to become effective. At least ten days before filing a registration statement or prospectus or at least three business days before filing any amendments or supplements thereto, TCP will furnish to the counsel of the holders of a majority of the Registrable Securities being registered copies of all documents proposed to be filed for that counsel's review;

          (2) notify immediately each seller of Registrable Securities of any stop order threatened or issued by the SEC and take all actions reasonably required to prevent the entry of a stop order or if entered to have it rescinded or otherwise removed;

          (3) prepare and file with the SEC such amendments and supplements to the registration statement and the corresponding prospectus necessary to keep the registration statement effective for 90 days or such shorter period as may be required to sell all Registrable Securities covered by the registration statement; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the registration statement during each period in accordance with the sellers' intended methods of disposition as set forth in the registration statement;


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          (4)  furnish to each seller of the Registrable Securities a sufficient number of copies of the registration statement, each amendment and supplement thereto (in each case including all exhibits), the corresponding prospectus (including each preliminary prospectus), and such other documents as a seller may reasonably request to facilitate the disposition of the seller's Registrable Securities;

          (5) use its reasonable best efforts to register or qualify the Registrable Securities under securities or blue sky laws of jurisdictions in the United States of America as any seller reasonably requests and will do any and all other acts and things that may be reasonably necessary or advisable to enable the seller to consummate the disposition of the seller's Registrable Securities as long as TCP is not required to qualify to do business in connection with the registration or qualification;

          (6) use its reasonable best efforts to cause the Registrable Securities covered by the registration statement to be registered with or approved by those governmental agencies or authorities necessary to enable each seller to consummate the disposition of its Registrable Securities;

          (7) notify each seller of Registrable Securities, at any time when a prospectus is required to be delivered under the Securities Act, of any event as a result of which the prospectus or any document incorporated therein by reference contains an untrue statement of a material fact or omits to state any material fact necessary to make the statements therein not misleading, and will prepare a supplement or amendment to the prospectus or any such document incorporated therein by reference so that thereafter the prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

          (8) cause all registered Registrable Securities to be listed on each securities exchange, if any, on which similar securities issued by TCP are then listed;

          (9) provide an institutional transfer agent and registrar and a CUSIP number for all Registrable securities on or before the effective date of the registration statement;

          (10) enter into such customary agreements (including an underwriting agreement in customary form) and take all other actions in connection with those agreements as the holders of the Registrable Securities being registered or the underwriters, if any, reasonably request to expedite or facilitate the disposition of the Registrable Securities;

          (11) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to the registration statement, and any attorney, accountant, or other agent of any seller or underwriter, all financial and other records, pertinent corporate documents, and properties of TCP, and cause TCP's officers, directors, and employees to supply all information reasonably requested by any seller, underwriter, attorney, accountant, or agent in connection with the registration statement;


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          (12) obtain a "cold comfort" letter from TCP's independent public accountants in customary form and covering those matters customarily covered by "cold comfort" letters as the holders of the Registrable securities being registered or the managing underwriters reasonably request; and

          (13) use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement complying with the provisions of Section 11(a) of the Securities Act and covering the period of at least twelve months, but not more than eighteen months, beginning with the first month after the effective date of the Registration Statement.

     (b) From time to time, TCP may require each seller of Registrable Securities subject to the registration to furnish to TCP information regarding the distribution of the securities subject to the registration.

     (c) Each holder of Registrable Securities agrees by acquisition of those securities that, upon receipt of any notice from TCP of any event of the kind described in SECTION 5.0(a)(7), the holder will discontinue disposition of Registrable Securities until the holder receives copies of the supplemented or amended prospectus contemplated by SECTION 5.0(a)(7). In addition, if TCP requests, the holder will deliver to TCP (at TCP's expense) all copies, other than permanent file copies then in the holder's possession, of the prospectus covering the Registrable Securities current at the time of receipt of the notice. If TCP gives any such notice, the time period mentioned in SECTION 5.0(a)(3) shall be extended by the number of days elapsing between the date of notice and the date that each seller receives the copies of the supplemented or amended prospectus contemplated by SECTION 5.0(a)(3).

     SECTION 6.0. REGISTRATION EXPENSES. All Registration Expenses incident to TCP's performance of or compliance with this Agreement shall be paid by TCP. As used in this Agreement, the term "Registration Expenses" includes without limitation all registration filing fees, professional fees, and other expenses of compliance with federal, state, and other securities laws (including fees and disbursements of counsel for the underwriters in connection with state or other securities law qualifications and registrations); printing expenses, messenger, telephone, and delivery expenses; fees and disbursements of counsel for TCP; fees and disbursements of all independent certified public accountants (including the expenses of any audit or "cold comfort" letters required by or incident to performance of the obligations contemplated by this Agreement); fees and expenses of the underwriters (excluding discounts and commissions but including liability insurance if TCP so desires or if the underwriters so require); fees and expenses of any special experts retained by TCP at the request of the managing underwriters in connection with the registration; and fees and expenses of other Persons retained by TCP. The term "Registration Expenses" does not include any discounts and commissions of underwriters payable with respect to the sale of shares of Registerable Securities, which expenses shall be borne by the holder of shares of Registerable Securities sold.


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     SECTION 7.0.   INDEMNIFICATION.

     (a) INDEMNIFICATION BY TCP. To the full extent permitted by law, TCP agrees to indemnify each holder of Registrable Securities, its officers and directors, and each Person who controls the holder (within the meaning of the Securities Act and the Exchange Act) against all losses, claims, damages, liabilities, and expenses caused by any untrue or allegedly untrue statement of material fact contained in any registration statement, prospectus, or preliminary prospectus or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except to the extent the untrue statement or omission resulted from information that the holder furnished in writing to TCP expressly for use therein or by the holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto to any purchaser after TCP has furnished the holder with a sufficient number of copies of the relevant documents. In connection with a firm or best efforts underwritten offering, to the extent required by the managing underwriters, TCP will indemnify the underwriters, their officers and directors, and each Person who controls the underwriters (within the meaning of the Securities Act and the Exchange Act).

     (b) INDEMNIFICATION BY HOLDERS OF SECURITIES. In connection with any registration statement, each participating holder of Registrable Securities will furnish to TCP in writing such information and affidavits as TCP reasonably requests for use in connection with any registration statement or prospectus and each holder agrees to indemnify, to the extent permitted by law, TCP, its directors and officers, and each Person who controls TCP (within the meaning of the Securities Act and the Exchange Act) against any losses, claims, damages, liabilities, and expenses resulting from any untrue or allegedly untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in the registration statement or prospectus or any amendment thereof or supplement thereto necessary to make the statements therein not misleading, but only to the extent that the untrue statement or omission is contained in or omitted from any information or affidavit the holder furnished in writing, or resulting from the holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto to any purchaser after TCP has furnished the holder with a sufficient number of copies of the relevant documents.

     (c) INDEMNIFICATION PROCEEDINGS. Any Person entitled to indemnification under this Agreement will (1) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (2) unless in the indemnified party's reasonable judgment a conflict of interest may exist between the indemnified and indemnifying parties with respect to the claim, permit the indemnifying party to assume the defense of the claim with counsel reasonably satisfactory to the indemnified party. If the indemnifying party does not assume the defense, the indemnifying party will not be liable for any settlement made without its consent (but that consent may not be unreasonably withheld).
No indemnifying party will consent to entry of any judgment or will enter into any settlement that does not include as an unconditional term the claimant's or plaintiff's release of the indemnified party from all liability concerning the claim or litigation. An indemnifying party who is not entitled to or elects not to assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by the indemnifying party with respect to the claim, unless in the reasonable judgment of any indemnified party a conflict of interest may


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exist between the indemnified party and any other indemnified party with respect to the claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of additional counsel.

     SECTION 8.0. RULE 144 AND RULE 144A. If TCP files a registration statement pursuant to the requirements of the Securities Act or Section 12 of the Exchange Act, TCP covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if TCP is not required to file such reports, it will, upon the request of any holder of Registrable Securities, make publicly available other information), and it will take such further action as any holder of Registrable Securities reasonably may request, all to the extent required from time to time, to enable the holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act as amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any holder of Registrable Securities, TCP will deliver to the holder a written statement as to whether it has complied with the Rule 144 or any successor rule requirements. TCP also covenants that it will provide all such information and it will take such further action as any holder of Registrable Securities reasonably may request to enable the holder to sell Registrable Securities without registration under the Securities Act within the limitation of Rule 144A under the Securities Act, as amended from time to time, or any successor rule requirements.

     SECTION 9.0. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. No Person may participate in any underwritten registration without (a) agreeing to sell securities on the basis provided in any properly approved underwriting arrangements and (b) completing and executing all questionnaires, powers of attorney, indemnities, underwriting agreements, and other documents required by the underwriting arrangements.

     SECTION 10.0.  MISCELLANEOUS.

     (a) ADJUSTMENTS AFFECTING SECURITIES. TCP will not take any action, or permit any change to occur, with respect to the Registrable Securities that would affect adversely the ability of the holders to include those securities in a registration undertaken pursuant to this Agreement or the marketability of the Registrable Securities in any registration.

     (b) AMENDMENT. This Agreement may be amended or modified only by a written agreement executed by TCP and the holders of a majority of the Registrable Securities then issued and outstanding.

     (c) ATTORNEYS' FEES. In any legal action or proceeding brought to enforce any provision of this Agreement, the prevailing party shall be entitled to recover all reasonable expenses, charges, court costs, and attorneys' fees in addition to any other available remedy at law or in equity.

     (d) BENEFIT OF PARTIES; ASSIGNMENT. All of the terms and provisions of this Agreement shall be binding on and inure to the benefit of the parties and their respective successors and assigns, including without limitation all subsequent holders of securities entitled to the benefits of this


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Agreement provided, however, TCP may not transfer or assign its rights or obligations under this Agreement.

     (e) CAPTIONS. The captions of the sections and subsections of this Agreement are solely for convenient reference and shall not be deemed to affect the meaning or interpretation of any provision of this Agreement.

     (f) COOPERATION. The parties agree that after execution of this Agreement they will from time to time, upon the request of any other party and without further consideration, execute, acknowledge, and deliver in proper form any further instruments and take such other action as any other party may reasonably require to carry out effectively the intent of this Agreement.

     (g) COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

     (h) ENTIRE AGREEMENT. This Agreement contains the entire understanding of the parties with respect to the subject matter of this Agreement. There are no promises, covenants, or undertakings other than those expressly set forth or provided for in this Agreement.

     (i) NO INCONSISTENT AGREEMENTS. Except with the prior written consent of the holders of a majority of the Registrable Securities then issued and outstanding, TCP will not enter into any agreement with respect to its securities that shall grant to any Person registration rights that are senior to, are in conflict with, or will interfere with the practical realization of the rights provided under this Agreement.

     (j) NOTICES. All notices, requests, demands, or other communications that are required or may be given pursuant to the terms of this Agreement shall be in writing and delivery shall be deemed sufficient in all respects and to have been duly given on the date of service if delivered personally to the party to whom notice is to be given, or on the third day after mailing if mailed by first class mail - return receipt requested, postage prepaid, and properly addressed to the addresses set forth in the Investment Agreement or to such other addresses as the respective parties hereto shall from time to time designate to the other(s) in writing.

     (k) SPECIFIC PERFORMANCE. Each of the parties agrees that damages for a breach of or default under this Agreement would be inadequate and that in addition to all other remedies available at law or in equity the parties and their successors and assigns shall be entitled to specific performance or injunctive relief, or both, in the event of a breach or a threatened breach of this Agreement.

     (l) VALIDITY OF PROVISIONS. Should any part of this Agreement for any reason be declared by any court of competent jurisdiction to be invalid, that decision shall, not affect the validity of the remaining portion, which shall continue in full force and effect as if this Agreement had been executed with the invalid portion eliminated, it being the intent of the parties that they would have executed


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the remaining portion of the Agreement without including any part or portion that may for any reason be declared invalid.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above.


                              TOTAL CONTROL PRODUCTS, INC.


                              By /s/ Nicholas Gihl
                                 ---------------------------

                              Title: President
                                     -----------------------

                              /s/ John Sheridan
                              ------------------------------
                              John Sheridan